Exhibit 10.15

LUTHER BURBANK CORPORATION

EXECUTIVE CHANGE-IN-CONTROL SEVERANCE PLAN

CHANGE-IN-CONTROL AGREEMENT

This Change-in-Control Agreement (this “Agreement”) is made as of          (the “Grant Date”) by and between Luther Burbank Corporation (the “Company”), and            (“Eligible Executive”) pursuant to the Luther Burbank Corporation Executive Change-in-Control Severance Plan (the “Plan”).  To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.

1.                                      Severance Payments.  If you become eligible for Severance Payments under the terms and conditions of the Plan, you will receive Severance Payments as follows:

(a)                                 Twelve (12) months of pay in the form of salary continuation, minus applicable deductions and withholdings, by check made payable to you.  The Company will issue an IRS Form W-2 to you reflecting this payment.

(b)                                 The Company will continue its health insurance premium subsidy during your salary continuation period (if you have elected a COBRA continuation option and you remain COBRA-eligible).

2.                                      Miscellaneous.

(a)                                 Non-Transferability of Agreement.  This Agreement may not be transferred in any manner.  The terms of the Plan and the Agreement shall be binding upon the proper executors, guardians, estate representative, attorneys-in-fact, heirs, successors and assigns of the Eligible Executive.

(b)                                 Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and the Agreement constitute the entire agreement of the Company and the Eligible Executive with respect to the subject matter hereof and thereof and supersede in their entirety all prior undertakings and agreements of the Company and the Eligible Executive with respect to the subject matter hereof and thereof, and may not be modified so as to materially impair the rights of the Eligible Executive except by means of a writing signed by the Company and the Eligible Executive.  The Agreement is governed by the laws of California.

(c)                                  No Guarantee of Continued Service.  THE ELIGIBLE EXECUTIVE ACKNOWLEDGES AND AGREES THAT THE SEVERANCE PAYMENT ARE EARNED ONLY BY CONTINUING AS A DIRECTOR, OFFICER, EMPLOYEE, CONSULTANT OR OTHER SERVICE PROVIDER OF THE COMPANY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, ENGAGED OR RETAINED, BEING GRANTED THIS AGREEMENT).  THE ELIGIBLE EXECUTIVE FURTHER ACKNOWLEDGES AND AGREES THAT THE AGREEMENT, THE TRANSACTIONS CONTEMPLATED UNDER THE AGREEMENT AND THE VESTING SCHEDULE SET FORTH IN THE AGREEMENT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT, DIRECTORSHIP, OFFICERSHIP OR ENGAGEMENT FOR THE DURATION OF THE VESTING SCHEDULE, FOR ANY

PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE ELIGIBLE EXECUTIVE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE ELIGIBLE EXECUTIVE’S EMPLOYMENT, DIRECTORSHIP, OFFICERSHIP OR ENGAGEMENT WITH THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE.

(d)                                 Certain Acknowledgements.  By executing and delivering the Agreement, the Eligible Executive acknowledges receipt of a copy of the Plan and the Agreement and represents that the Eligible Executive understands all provisions of the Plan and the Agreement, and hereby accepts the Agreement subject to all of the terms and provisions of the Plan and the Agreement.  The Eligible Executive has reviewed the Plan and the Agreement in their entirety and has had an opportunity to obtain the advice of counsel prior to executing the Agreement.  The Eligible Executive hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Agreement.  The Eligible Executive further agrees to notify the Company upon any change in the residence address.

(e)                                  Amendments and Waivers.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(f)                                   Successors and Assigns.  Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.  The Company may assign any of its rights and obligations under this Agreement.  No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(g)                                  Notices.  Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(h)                                 Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i)                                     Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(j)                                    Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.

(k)                                 Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law by email or any other electronic means. Eligible Executive hereby consents to receive such documents and notices by such electronic delivery and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(l)                                     Imposition of Other Requirements.  The Company reserves the right to impose other requirements on Eligible Executive’s participation in the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Law or facilitate the administration of the Plan. Eligible Executive agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Eligible Executive acknowledges that the laws of the country in which Eligible Executive is working at the time of the Grant Date, this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Eligible Executive to additional procedural or regulatory requirements that Eligible Executive is and will be solely responsible for and must fulfill.

[SIGNATURES FOLLOW]

The parties have executed this Agreement as of the date first set forth above.

THE COMPANY:

LUTHER BURBANK CORPORATION

By:
(Signature)

Name:
Title:

Address:

ELIGIBLE EXECUTIVE:

(PRINT NAME)

By:
(Signature)

Name:
Title:

Address:

Email: